S E L I G M A N
-------------------
         FRONTIER
       FUND, INC.


                                                 [GRAPHIC OMITTED]

                                                  MID-YEAR REPORT

                                                  MARCH 31, 1999

                                             ----------------------

                                                  SEEKING GROWTH

                                             IN CAPITAL VALUE THROUGH

                                                  INVESTMENTS IN

                                                  SMALL-COMPANY

                                                  GROWTH STOCKS


                                                      [LOGO]
                                             J. & W. SELIGMAN & CO.
                                                   INCORPORATED
                                                 ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE ...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.



{PICTURE}

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870



TIMES CHANGE ...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 135 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.


TABLE OF CONTENTS
To the Shareholders ..................................   1
Interview With Your Portfolio Manager ................   2
Performance Overview .................................   4
Portfolio Overview ...................................   6
Portfolio of Investments .............................   8
Statement of Assets and Liabilities ..................  10
Statement of Operations ..............................  11
Statements of Changes in Net Assets ..................  12
Notes to Financial Statements ........................  13
Financial Highlights .................................  16
Report of Independent Auditors .......................  18
Board of Directors ...................................  19
Executive Officers and For More Information ..........  20
Glossary of Financial Terms ..........................  21

TO THE SHAREHOLDERS





The six-month period ended March 31, 1999, was a difficult one for Seligman Frontier Fund, and we were very disappointed with the Fund's investment results. The Fund's total return during this time was -3.30% based on the net asset value of Class A shares. At the same time, the Lipper Small Cap Funds Average returned 11.90%, the Russell 2000 Growth Index returned 21.56%, and the Russell 2000 Index returned 10.00%.

This underperformance was due to a combination of factors. First, a few of our holdings, representing significant percentages of the portfolio, experienced considerable price declines. Another factor was our lack of exposure to Internet stocks, which was the only sector within the small-capitalization universe that posted strong returns.

In regard to the difficulties that the Fund has had with individual portfolio holdings, we are committed to taking action sooner to contain losses and we believe that the worst is indeed behind us. We have also given much thought to our decision to avoid Internet stocks and, while we are concerned about the Fund's underperformance relative to its benchmarks, these stocks, most of which have no earnings, do not meet the Fund's philosophy of investing in companies with strong fundamentals.

The small-capitalization market as a whole continued to underperform large-capitalization stocks during this time. As the Dow Jones Industrial Average, which consists of only 30 large-company stocks, broke through the much-hyped 10000 mark in March, small- and mid-capitalization stocks languished. In fact, the performance disparity between larger and smaller issues reached unprecedented levels. Investors continued to pursue past market performance, with apparent disregard for valuations and company fundamentals. In addition to the increasing narrowness of the market, troubles were evident in rising volatility and high investor expectations.

We believe that stock price movements will soon begin to correspond to fundamentals to a greater degree. US corporate profits are once again on the rise, a trend that began in the fourth quarter of 1998 with 3% profit growth, and one that we believe will continue, with profit growth between 6% and 10% forecast for calendar year 1999. In addition, global economic turmoil seems to be abating and the US economy appears poised for yet another year of expansion, albeit at a slower pace. For the largest companies, which enjoyed spectacular run-ups during 1998, we believe that these positive fundamentals are already adequately reflected in current prices. However, there are broad areas of the market -- particularly small- and mid-capitalization stocks -- that are trading at low valuations in spite of strong fundamentals. It is these areas that we believe currently offer the greatest opportunities.

Your portfolio management team considers the potential ramifications of the Year 2000 (Y2K) computer issue when making decisions on which securities should be held by the Fund. In addition, the Fund's manager, J. & W. Seligman & Co. Incorporated, continues to work to ensure that all its operations are prepared for the challenges posed by Y2K, and we are confident that there will be no disruption in the investment and shareholder services provided by the Fund as a result of this issue.

We appreciate your continued support of Seligman Frontier Fund and look forward to serving your investment needs for many years to come. A discussion with the Fund's Portfolio Manager, as well as the Fund's investment results and portfolio of investments, follows this letter.

By order of the Board of Directors,


/s/ William C. Morris
-----------------------------
William C. Morris
Chairman

                              /s/ Brian T. Zino
                              -----------------------
                              Brian T. Zino
                              President


April 30, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

ARSEN MRAKOVCIC



Q:  HOW DID SELIGMAN FRONTIER FUND PERFORM DURING THE PAST SIX MONTHS?
A: For the six months ended March 31, 1999, Seligman Frontier Fund posted a -3.30% total return based on the net asset value of Class A shares. During the same period, the Lipper Small Cap Funds Average posted a total return of 11.90%, the Russell 2000 Growth Index posted a total return of 21.56%, and the Russell 2000 Index posted a total return of 10.00%.

Q: WHAT ECONOMIC AND MARKET FACTORS AFFECTED SELIGMAN FRONTIER FUND DURING THE PAST SIX MONTHS?
A: Large-capitalization stocks continued to outperform small-capitalization stocks by a wide margin. We believe that this has remained the case until now primarily because investor sentiment and momentum have continued to push prices for the largest companies higher. Eventually, however, stock prices should once again correspond more closely to the fundamentals of the issuing companies. Valuations for smaller companies are near historical lows; yet, as a group, their growth rates are competitive with those of larger companies, and we expect that this will continue throughout 1999.

Q:  WHAT HAS BEEN YOUR INVESTMENT STRATEGY IN THIS ENVIRONMENT?
A: Throughout the past six months, which has certainly been a difficult period for the small-cap market in general and for the Fund in particular, we remained disciplined in pursuing companies with strong revenue and earnings growth, which also trade at reasonable valuations. However, the environment of the past six months-- an environment characterized by momentum investing with high levels of emotion-- also caused us to consider the likely effects of investor sentiment when taking any actions for the portfolio. In some cases, we were able to mitigate losses somewhat by selling holdings before negative sentiment drove them lower. In other cases, we saw buying opportunities when investor sentiment drove prices to what we perceived were unjustified and exaggerated lows. While fundamental analysis is always our most important consideration, our expectations regarding investor sentiment, which has been so critical in this market, did play a role in our decision making.

Q:  WHAT PORTFOLIO MANAGEMENT DECISIONS MOST INFLUENCED THE FUND'S PERFORMANCE?
A: During the period under review, we were very disappointed in the performances of a number of significant portfolio positions. For mostly unrelated reasons, the health care sector of the portfolio dampened overall performance considerably. This was primarily due to individual stock selection and not because of problems with health care as an industry. Other poor performances occurred in information technology staffing.


[PICTURE]

SMALL COMPANY TEAM: (FROM LEFT) TED HILLENMEYER, MIKE SULLIVAN, SONIA THOMAS (ADMINISTRATIVE ASSISTANT), BRUCE ZIRMAN, (SEATED) RICK RUVKUN, ARSEN MRAKOVCIC (PORTFOLIO MANAGER)


A TEAM APPROACH

Seligman Frontier Fund is managed by the Seligman Small Company Team, headed by Arsen Mrakovcic. Mr. Mrakovcic is assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying small companies in specific industry groups that offer the greatest potential for growth.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

ARSEN MRAKOVCIC

    While we can attribute some of the period's disappointing performance to a number of unfortunate stock picks, it is also true that, within small-cap growth, Internet stocks were the only group that returned strong market performance during the past six months.

    It is clear that our lack of exposure to this sector hurt the Fund's relative performance during the period under review. However, we have not changed our investment discipline of analyzing company fundamentals strictly when we choose stocks for the port-folio. At this time, Internet companies do not have the strong fundamentals, such as earnings and historical earnings growth, that we look for in our holdings.

    It is important to note that should an Internet company meet our strict investment criteria, we would consider it for the portfolio. The Fund does hold technology companies -- many of which provide hardware support for the Internet -- which have passed through our strict screening process.

Q:  WHAT PORTFOLIO ACTIONS CONTRIBUTED POSITIVELY TO THE FUND'S PERFORMANCE?
A: During the period under review, we began to take more aggressive steps when we perceived that a stock price would suffer from negative investor sentiment. That has helped us to contain some losses in a volatile environment.

    While we have avoided Internet stocks, we have pursued solid technology companies, many of which manufacture the components that support the structure of the Internet. These stocks have performed well for the Fund, and they are consistent with our discipline.

Q:  WHAT IS YOUR STRATEGY GOING FORWARD?
A: We will remain committed to our investment discipline of seeking companies with solid fundamentals. Over the near term, this will likely mean continuing to avoid pure Internet companies. However, we do see some good values in technology, especially semiconductor equipment companies, and will be pursuing opportunities in this area.

    In the information technology staffing sector, we plan to remain on the sidelines, neither buying nor selling these issues. We believe that, at the end of 1999, we will have an opportunity to move into this sector aggressively. Over the near term, these companies are likely to experience a short-term falloff in business as Year 2000 (Y2K) issues are resolved. In addition, their customers are currently reluctant to add new technology infrastructure because they don't want additional complications prior to Y2K. However, we believe that once the Y2K issue is fully behind us, information technology staffing companies will see a rapid increase in business. When this occurs, the stock prices of these companies should benefit, and we plan to be there when they do.

Q:  WHAT IS YOUR OUTLOOK FOR THE SMALL-CAP GROWTH SECTOR?
A: It is extraordinarily difficult to predict where the small-cap market will be over the short term. This is why investors who look to the small-cap arena for greater growth, which historically the sector has delivered over the long term, must also be willing to ride out the volatility which is also characteristic of this sector. This market has been exceptionally narrow, with the stock market's continued run being driven by a limited number of large-cap issues. This is a scenario that we believe must, at some time, reverse. Small-cap valuations are now extremely attractive relative to larger companies. The fundamentals are in place. It is a matter of sentiment, and sentiment is difficult to predict over the short term. Over the long term, we believe that the solid fundamentals of the small-cap sector will be reflected in company share prices. When this turnaround occurs, Seligman Frontier Fund will be well positioned to benefit.

PERFORMANCE OVERVIEW



INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 1999

                                                                                     AVERAGE ANNUAL
                                                  ---------------------------------------------------------------------------
                                                                                                       CLASS B       CLASS D
                                                                                                        SINCE         SINCE
                                                 SIX            ONE          FIVE           10        INCEPTION     INCEPTION
                                               MONTHS*         YEAR          YEARS         YEARS       4/22/96       5/3/93
                                             ----------      --------      --------      --------    -----------   -----------
CLASS A**
With Sales Charge                              (7.89)%        (31.34)%       7.93%        13.04%         n/a            n/a
Without Sales Charge                           (3.30)         (27.92)        8.98         13.59          n/a            n/a

CLASS B**
With CDSC+                                     (8.42)         (32.03)         n/a           n/a        (3.70)%          n/a
Without CDSC                                   (3.60)         (28.45)         n/a           n/a        (2.86)           n/a

CLASS D**
With 1% CDSC                                   (4.65)         (29.17)         n/a           n/a          n/a            n/a
Without CDSC                                   (3.68)         (28.45)        8.04           n/a          n/a          11.32%

LIPPER SMALL CAP FUNDS AVERAGE***              11.90          (15.64)       12.93         13.95         6.200         13.4800

RUSSELL 2000 GROWTH INDEX***                   21.56          (11.04)       10.76         10.56         3.270         11.5200

RUSSELL 2000 INDEX***                          10.00          (16.26)       11.22         11.46         6.040         11.8800

NET ASSET VALUE


               MARCH 31, 1999        SEPTEMBER 30, 1998        MARCH 31, 1998
               --------------        ------------------        --------------
CLASS A           $12.03                    $12.44                 $16.69
CLASS B            11.24                     11.66                  15.71
CLASS D            11.24                     11.67                  15.71

CAPITAL GAIN (LOSS) INFORMATION
FOR THE SIX MONTHS ENDED MARCH 31, 1999

REALIZED              $0.148
UNREALIZED            (0.797)++

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.



-------------------
  *Returns for periods of less than one year are not annualized.
 **Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution (12b-1) Plan after June 1, 1992, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
***The Lipper Small Cap Funds Average (Lipper Average) is an average of all funds that invest primarily in companies with market capitalizations of less than $1 billion at the time of purchase. The Russell 2000 Growth Index consists of small-company growth stocks. The Russell 2000 Index consists of small-company stocks. The Lipper Average, the Russell 2000 Growth Index, and the Russell 2000 Index are unmanaged benchmarks that assume reinvestment of all dividends and exclude the effect of fees and/or sales charges. The monthly performance of the Lipper Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.
  +The CDSC is 5% for periods of one year or less, and 3% since inception. ++Represents the per share amount of net unrealized depreciation of portfolio securities as of March 31, 1999.
  0From April 30, 1996.
 00From April 30, 1993.

PERFORMANCE OVERVIEW



------------------------------
         CLASS A SHARES
           GROWTH OF AN
        ASSUMED $10,000
             INVESTMENT

     MARCH 31, 1989, TO
         MARCH 31, 1999

[The following table represents a chart in the printed piece]

 3/31/89          9,527
 6/30/89         10,102
 9/30/89         11,481
12/31/89         11,258
 3/31/90         10,920
 6/30/90         11,686
 9/30/90          8,953
12/31/90         10,242
 3/31/91         12,639
 6/30/91         12,382
 9/30/91         13,728
12/31/91         15,325
 3/31/92         15,473
 6/30/92         13,951
 9/30/92         14,402
12/31/92         17,775
 3/31/93         17,809
 6/30/93         19,095
 9/30/93         21,699
12/31/93         22,451
 3/31/94         22,164
 6/30/94         20,688
 9/30/94         23,824
12/31/94         24,025
 3/31/95         25,905
 6/30/95         28,598
 9/30/95         32,590
12/31/95         32,777
 3/31/96         34,627
 6/30/96         37,054
 9/30/96         36,958
12/31/96         36,468
 3/31/97         32,870
 6/30/97         39,556
 9/30/97         44,787
12/31/97         42,970
 3/31/98         47,276
 6/30/98         45,718
 9/30/98         35,237
12/31/98         42,007
 3/31/99         34,076




         CLASS B SHARES
           GROWTH OF AN
        ASSUMED $10,000
             INVESTMENT

    APRIL 22, 1996,+ TO
         MARCH 31, 1999




[The following table represents a chart in the printed piece]

 4/22/96         10,000
 6/30/96         10,206
 9/30/96         10,158
12/31/96         10,004
 3/31/97          9,001
 6/30/97         10,809
 9/30/97         12,207
12/31/97         11,684
 3/31/98         12,836
 6/30/98         12,386
 9/30/98          9,527
12/31/98         11,340
 3/31/99          9,184






         CLASS D SHARES
           GROWTH OF AN
        ASSUMED $10,000
             INVESTMENT

      MAY 3, 1993,+ TO
        MARCH 31, 1999



[The following table represents a chart in the printed piece]

 5/3/93          10,000.00
                 10,573.24
 6/30/93         11,146.00
                 11,646.90
                 12,147.56
 9/30/93         12,648.00
                 12,776.16
                 12,904.10
12/31/93         13,032.00
                 12,956.11
                 12,850.19
 3/31/94         12,804.00
                 12,500.55
                 12,196.83
 6/30/94         11,893.00
                 12,484.57
                 13,076.03
 9/30/94         13,667.00
                 13,693.88
                 13,720.28
12/31/94         13,747.00
                 14,096.03
                 14,445.37
 3/31/95         14,795.00
                 15,289.22
                 15,783.74
 6/30/95         16,278.00
                 17,026.83
                 17,775.41
 9/30/95         18,524.00
                 18,546.48
                 18,568.96
12/31/95         18,591.00
                 18,929.97
                 19,268.51
 3/31/96         19,607.00
                 20,053.74
                 20,500.43
 6/30/96         20,947.00
                 20,912.48
                 20,877.86
 9/30/96         20,834.00
                 20,739.42
                 20,635.59
12/31/96         20,532.00
                 19,845.86
                 19,159.97
 3/31/97         18,474.00
                 19,710.68
                 20,947.29
 6/30/97         22,184.00
                 23,145.15
                 24,106.40
 9/30/97         25,068.00
                 24,709.90
                 24,352.14
12/31/97         23,994.00
                 24,776.88
                 25,559.37
 3/31/98         26,342.00
                 26,040.00
                 25,738.00
 6/30/98         25,436.00
                 23,480.00
                 21,524.00
 9/30/98         19,568.00
                 20,808.00
                 22,048.00
12/31/98         23,290.00
                 21,809.00
                 20,328.00
 3/31/99         18,847.00


------------------------------


These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.



-------------------
 * Net of the 4.75% maximum initial sales charge.
** Excludes the effect of the 3% CDSC.
 + Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
MARCH 31, 1999

                                                                                                       PERCENT OF NET ASSETS
                                                                                                       ---------------------
                                                                                                         MARCH    SEPTEMBER
                                                           ISSUES         COST             VALUE        31, 1999   30, 1998
                                                          -------     ------------     ------------     ---------  ---------
COMMON STOCKS:
  Advertising .......................................          2      $ 14,922,048     $ 12,290,159         2.4       1.3
  Business Goods and Services .......................         16        77,688,270       78,638,172        15.4      16.5
  Capital Goods .....................................          4        30,127,266       25,742,159         5.0       4.1
  Computer Software and Services ....................          7        51,191,345       51,640,793        10.1       5.8
  Consulting Services ...............................          4        19,559,430       19,813,554         3.9       4.1
  Consumer Goods and Services .......................          6        29,632,949       30,925,054         6.1       5.3
  Drugs and Health Care .............................         13        63,670,575       48,243,563         9.5      12.7
  Electronics .......................................          9        52,895,932       66,476,413        13.0       7.3
  Energy ............................................          4        16,869,405       19,731,174         3.9       4.0
  Environmental Management ..........................          4        22,516,363       19,627,494         3.8       4.9
  Financial Services ................................          6        20,380,829       13,435,989         2.6       3.1
  Industrial Goods and Services .....................          2        12,286,249        9,189,656         1.8       1.5
  Leisure and Entertainment .........................          2        12,751,056       22,861,000         4.5       1.8
  Manufacturing .....................................          1         6,251,840        3,911,086         0.8       1.5
  Media and Broadcasting ............................          4        21,376,478       17,340,603         3.4       6.0
  Medical Products and Technology ...................          7        39,516,934       28,313,156         5.6       4.9
  Paper and Packaging ...............................          1         6,902,936        4,888,856         1.0       0.7
  Real Estate Investment Trust ......................          1         9,892,041        5,660,212         1.1       0.8
  Retail Trade ......................................          1         5,897,421        3,514,062         0.7       2.8
  Schools ...........................................          3        18,096,524       17,619,181         3.4       1.1
  Telecommunications ................................          2        13,294,002       11,725,800         2.3       2.0
  Transportation ....................................          2         9,846,705        9,092,219         1.8       0.4
                                                            ----     -------------     ------------      ------     -----
                                                             101       555,566,598      520,680,355       102.1      92.6
OTHER ASSETS LESS LIABILITIES .......................         --       (10,850,368)     (10,850,368)       (2.1)      7.4
                                                            ----     -------------     ------------      ------     -----
NET ASSETS ..........................................        101      $544,716,230     $509,829,987       100.0     100.0
                                                            ====     =============     ============      ======     =====


[The following table represents a bar chart in the printed piece]


LARGEST INDUSTRIES
MARCH 31, 1999



                                        PERCENT OF
                                        NET ASSETS              DOLLAR AMOUNTS
                                        -----------             --------------
BUSINESS GOODS AND SERVICES               15.4%                   $78,638,172
ELECTRONICS                               13.0%                   $66,476,413
COMPUTER SOFTWARE AND SERVICES            10.1%                   $51,640,793
DRUGS AND HEALTH CARE                      9.5%                   $48,243,563
CONSUMER GOODS AND SERVICES                6.1%                   $30,925,054

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING THE PAST SIX MONTHS

                                                SHARES
                                      --------------------------
                                                      HOLDINGS
ADDITIONS                               INCREASE       3/31/99
---------                             -----------    -----------
Analog Devices .....................     217,400       217,400
Coach USA ..........................     255,200       255,200
Cognex .............................     162,200       235,700
Covance ............................     228,000       228,000
ITT Educational Services ...........     208,400       208,400
National Instruments ...............     222,500       317,700
Novellus Systems ...................      96,000        96,000
Rexall Sundown .....................     220,600       220,600
SunGard Data Systems ...............     172,000       172,000
Teva Pharmaceutical
  Industries (ADRs) ................     206,600       206,600



                                                SHARES
                                      --------------------------
                                                      HOLDINGS
REDUCTIONS                              DECREASE       3/31/99
----------                            -----------    -----------
American Management
  Systems ..........................     250,000            --
BISYS Group ........................     268,500            --
Ceridian ...........................     157,700            --
Duane Reade ........................     293,400            --
Jacor Communications ...............     225,200            --
KLA-Tencor .........................     151,400        97,900
MidAmerican Energy* ................     425,200            --
Petersen Companies
  (Class A) ........................     331,800            --
Waters .............................     161,700            --
Watson Pharmaceuticals .............     179,700            --



---------------
* Formerly CalEnergy.

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.






LARGEST PORTFOLIO HOLDINGS
MARCH 31, 1999


SECURITY                                            VALUE
--------                                         -----------
Burr-Brown ...................................   $20,898,813
Premier Parks ................................    18,029,000
Avant! .......................................    13,759,131
Microchip Technology .........................    12,791,581
MemberWorks ..................................    11,840,550


SECURITY                                             VALUE
--------                                          -----------
Teva Pharmaceutical Industries
  (ADRs) .....................................   $ 9,794,131
HA-LO Industries .............................     9,773,047
U.S. Foodservice .............................     9,499,950
ANTEC ........................................     9,492,619
Sanmina ......................................     9,359,238

PORTFOLIO OF INVESTMENTS


MARCH 31, 1999


                                     SHARES           VALUE
                                   ---------      ------------
COMMON STOCKS  102.1%
ADVERTISING  2.4%
HA-LO Industries*                    793,750      $  9,773,047
Snyder Communications*                90,300         2,517,112
                                                  ------------
                                                    12,290,159
                                                  ------------
BUSINESS GOODS AND
   SERVICES  15.4%
Abacus Direct*                        74,000         6,068,000
Affiliated Computer Services
   (Class A)*                        121,900         5,576,925
Applied Graphics Technologies*       273,300         2,041,209
Copart*                              272,800         5,643,550
DST Systems*                          70,200         4,216,388
FirstService* (Canada)               361,900         4,738,628
Indus International*                 459,300         2,023,791
Integrated Electrical Services*      211,300         3,380,800
Keystone Automotive Industries*      343,500         5,549,672
Metamor Worldwide*                    68,800           958,900
Modis Professional Services*         509,100         4,613,719
NOVA*                                348,205         9,140,381
Personnel Group of America*          457,500         3,288,281
Provant*                             389,670         7,111,478
U.S. Foodservice*                    204,300         9,499,950
Wilmar Industries*                   319,100         4,786,500
                                                  ------------
                                                    78,638,172
                                                  ------------
CAPITAL GOODS  5.0%
HMT Technology*                      183,300           647,278
Microchip Technology*                370,100        12,791,581
Novellus Systems*                     96,000         5,286,000
UCAR International*                  496,800         7,017,300
                                                  ------------
                                                    25,742,159
                                                  ------------
COMPUTER SOFTWARE
   AND SERVICES  10.1%
Avant!*                              773,800        13,759,131
Inso*                                380,400         2,841,112
National Instruments*                317,700         9,004,809
Structural Dynamics Research*        270,000         5,104,688
SunGard Data Systems                 172,000         6,880,000
Transaction Systems Architects
   (Class A)*                        204,100         7,353,978
Unigraphics Solutions
   (Class A)*                        377,300         6,697,075
                                                  ------------
                                                    51,640,793
                                                  ------------
CONSULTING SERVICES  3.9%
Forrester Research*                   12,600           379,969
Market Facts*                        223,100         4,977,919
Primark*                             373,900         7,945,375
Professional Detailing*              248,900         6,510,291
                                                  ------------
                                                    19,813,554
                                                  ------------
CONSUMER GOODS
   AND SERVICES  6.1%
Carey International*                  85,000         1,349,375
Carriage Services (Class A)*         481,300         7,279,663
MemberWorks*                         327,200        11,840,550
Packaged Ice*                        124,300           772,991
Pre-Paid Legal Services*             223,000         5,463,500
Rexall Sundown*                      220,600         4,218,975
                                                  ------------
                                                    30,925,054
                                                  ------------
DRUGS AND HEALTH CARE  9.5%
AmSurg (Class A)*                    171,500         1,221,938
Barr Laboratories*                   150,600         4,593,300
Health Management Associates
   (Class A)                         246,600         3,005,438
Omnicare                             193,700         3,692,406
Priority Healthcare (Class B)*        10,000           451,250
Province Healthcare*                 337,700         6,289,663
Renal Care Group*                    115,500         2,263,078
Renex*+                              373,500         1,680,750
Schein Pharmaceutical*               144,600         1,879,800
Teva Pharmaceutical Industries
   ADRs (Israel)                     206,600         9,794,131
Total Renal Care Holdings*           538,400         5,922,400
Triangle Pharmaceuticals*            177,300         1,900,434
Universal Health Services
   (Class B)*                        128,300         5,548,975
                                                  ------------
                                                    48,243,563
                                                  ------------
ELECTRONICS  13.0%
Analog Devices*                      217,400         6,467,650
AVX                                  493,800         7,900,800
Burr-Brown*                          879,950        20,898,813
Cognex*                              235,700         5,553,681
General Semiconductors*              305,000         2,211,250
KLA-Tencor*                           97,900         4,757,328
Oak Industries*                       81,100         2,574,925
PMC-Sierra* (Canada)                  94,900         6,752,728
Sanmina*                             147,100         9,359,238
                                                  ------------
                                                    66,476,413
                                                  ------------
ENERGY  3.9%
Barrett Resources*                    68,400         1,714,275
Cabot Oil & Gas (Class A)            337,500         4,872,656
Calpine*                             245,500         8,945,406
Santa Fe Energy Resources*           574,200         4,198,837
                                                  ------------
                                                    19,731,174
                                                  ------------
ENVIRONMENTAL
   MANAGEMENT  3.8%
Allied Waste Industries*             226,400         3,268,650
Casella Waste Systems (Class A)*     230,200         5,193,888
Superior Services*                   296,900         5,873,053
Waste Connections*                   223,700         5,291,903
                                                  ------------
                                                    19,627,494
                                                  ------------
FINANCIAL SERVICES  2.6%
Affiliated Managers Group*           141,500         3,679,000
American Capital Strategies          190,300         3,246,994

----------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS


March 31, 1999


                                      SHARES          VALUE
                                    ---------      -----------
FINANCIAL SERVICES  (CONTINUED)
Crusader Holding*                     75,390       $   749,188
ESG Re (Bermuda)                     189,000         2,994,469
Metris Companies                      26,700         1,071,338
Stirling Cooke Brown Holdings
   (Bermuda)                         240,000         1,695,000
                                                 -------------
                                                    13,435,989
                                                 -------------
INDUSTRIAL GOODS
   AND SERVICES  1.8%
McDermott International              258,900         6,553,406
United Rentals*                       92,500         2,636,250
                                                 -------------
                                                     9,189,656
                                                 -------------
LEISURE AND
   ENTERTAINMENT  4.5%
Premier Parks*                       484,000        18,029,000
ResortQuest International*           302,000         4,832,000
                                                 -------------
                                                    22,861,000
                                                 -------------
MANUFACTURING  0.8%
American Homestar*                   538,300         3,911,086
                                                 -------------
MEDIA AND
   BROADCASTING  3.4%
Journal Register*                    412,000         4,944,000
SBS Broadcasting*
   (Luxembourg)                      150,300         4,818,994
Sinclair Broadcast Group
   (Class A)*                        462,500         6,749,609
Ziff-Davis*                           23,000           828,000
                                                 -------------
                                                    17,340,603
                                                 -------------
MEDICAL PRODUCTS AND
   TECHNOLOGY  5.6%
Covance*                             228,000         5,714,250
Dura Pharmaceuticals*                240,700         3,392,366
Hanger Orthopedic Group*             257,700         3,478,950
Pharmaceutical Product
   Development*                      144,300         4,838,559
PSS World Medical*                   992,800         8,687,000
Henry Schein*                         66,500         1,683,281
Somnus Medical Technologies*         200,000           518,750
                                                 -------------
                                                    28,313,156
                                                 -------------
PAPER AND PACKAGING  1.0%
Ivex Packaging*                      321,900         4,888,856
                                                 -------------
REAL ESTATE INVESTMENT
   TRUST  1.1%
Prison Realty Trust                  324,600         5,660,212
                                                 -------------
RETAIL TRADE  0.7%
Pier 1 Imports                       432,500         3,514,062
                                                 -------------
SCHOOLS  3.4%
Career Education*                    219,000         7,678,687
EduTrek International*
   (Class A)                         304,500         2,112,469
ITT Educational Services*            208,400         7,828,025
                                                 -------------
                                                    17,619,181
                                                 -------------
TELECOMMUNICATIONS  2.3%
ANTEC*                               437,700         9,492,619
Glenayre Technologies*               643,800         2,233,181
                                                 -------------
                                                    11,725,800
                                                 -------------
TRANSPORTATION  1.8%
Coach USA*                           255,200         7,018,000
U. S. Xpress Enterprises
   (Class A)*                        177,000         2,074,219
                                                 -------------
                                                     9,092,219
                                                 -------------
TOTAL INVESTMENTS   102.1%
  (Cost $555,566,598)                              520,680,355
OTHER ASSETS
   LESS LIABILITIES   (2.1)%                       (10,850,368)
                                                 -------------
NET ASSETS   100.0%                               $509,829,987
                                                 =============


-----------------------
* Non-income producing security.
+ Affiliated issuer (Fund's holdings representing 5% or more of the outstanding voting securities).

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999

ASSETS:
Investments, at value:
 Common stocks* (cost $555,566,598) .....................................................       $520,680,355
Receivable for securities sold ..........................................................          6,717,920
Receivable for Capital Stock sold .......................................................          1,124,370
Expenses prepaid to shareholder service agent ...........................................            190,384
Receivable for dividends and interest ...................................................             12,945
Other ...................................................................................             79,969
                                                                                                ------------
TOTAL ASSETS ............................................................................        528,805,943
                                                                                                ------------
LIABILITIES:
Payable for Capital Stock repurchased ...................................................          8,919,893
Payable for securities purchased ........................................................          4,466,403
Payable to custodian ....................................................................          4,458,267
Accrued expenses and other ..............................................................          1,131,393
                                                                                                ------------
TOTAL LIABILITIES .......................................................................         18,975,956
                                                                                                ------------
NET ASSETS ..............................................................................       $509,829,987
                                                                                                ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.10 par value; 500,000,000 shares authorized;
  43,762,658 shares outstanding):
  Class A ...............................................................................        $ 2,284,153
  Class B ...............................................................................            497,119
  Class D ...............................................................................          1,594,994
Additional paid-in capital ..............................................................        539,554,638
Accumulated net investment loss .........................................................         (4,994,235)
Undistributed net realized gain .........................................................          5,779,561
Net unrealized depreciation of investments ..............................................        (34,886,243)
                                                                                                ------------
NET ASSETS ..............................................................................       $509,829,987
                                                                                                ============
NET ASSET VALUE PER SHARE:
CLASS A ($274,679,879 / 22,841,529 shares) ..............................................             $12.03
                                                                                                      ======
CLASS B ($55,851,275 / 4,971,186 shares) ................................................             $11.24
                                                                                                      ======
CLASS D ($179,298,833 / 15,949,943 shares) ..............................................             $11.24
                                                                                                      ======


------------------
* Includes affiliated issuer (issuer in which the Fund's holdings represent 5%
  or more of the outstanding voting securities) with a cost of $2,743,742 and a value of $1,680,750.

See Notes to Financial Statements.


                                       10


STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 1999


INVESTMENT INCOME:
Interest ..........................................................    $    949,265
Dividends .........................................................         762,179
                                                                       ------------
TOTAL INVESTMENT INCOME (net of foreign taxes
  withheld of $3,719) ..............................................................          $1,711,444
EXPENSES:
Management fee ....................................................       3,313,512
Distribution and service fees .....................................       2,056,293
Shareholder account services ......................................         967,879
Shareholder reports and communications ............................         123,619
Custody and related services ......................................          67,691
Registration ......................................................          45,481
Auditing and legal fees ...........................................          37,728
Directors' fees and expenses ......................................          17,311
Miscellaneous .....................................................          26,848
                                                                       ------------
TOTAL EXPENSES .....................................................................           6,656,362
                                                                                            ------------
NET INVESTMENT LOSS ................................................................          (4,944,918)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                          6,462,665
Net change in unrealized depreciation of investments                    (11,740,669)
                                                                       ------------
NET LOSS ON INVESTMENTS ............................................................          (5,278,004)
                                                                                            ------------
DECREASE IN NET ASSETS FROM OPERATIONS .............................................        $(10,222,922)
                                                                                            ============

----------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS ENDED          YEAR ENDED
                                                                                     MARCH 31, 1999       SEPTEMBER 30, 1998
                                                                                    ----------------      ------------------
OPERATIONS:
Net investment loss ...........................................................           $ (4,944,918)     $ (13,374,405)
Net realized gain on investments ..............................................              6,462,665         27,728,578
Net change in unrealized appreciation/depreciation of investments .............            (11,740,669)      (216,052,533)
                                                                                          ------------      -------------
DECREASE IN NET ASSETS FROM OPERATIONS ........................................            (10,222,922)      (201,698,360)
                                                                                          ------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A ....................................................................                     --        (53,153,741)
   Class B ....................................................................                     --         (7,202,049)
   Class D ....................................................................                     --        (37,501,083)
                                                                                          ------------      -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .....................................                     --        (97,856,873)

                                                                                          ------------       -------------

                                                              SHARES
                                               -------------------------------------
                                               SIX MONTHS ENDED       YEAR ENDED
                                                MARCH 31, 1999    SEPTEMBER 30, 1998
                                               ---------------    ------------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A .................................       1,953,348           5,029,443            25,640,183         78,991,830
   Class B .................................         467,357           2,005,337             5,743,465         29,952,250
   Class D .................................         722,808           2,895,974             8,811,743         42,946,058
Exchanged from associated Funds:
   Class A .................................      19,147,708          19,887,832           249,412,586        302,151,838
   Class B .................................       1,258,766           1,708,776            15,230,481         24,644,626
   Class D .................................      20,766,220          18,380,183           253,724,856        261,891,857
Shares issued in payment of gain
  distributions:
   Class A .................................              --           3,197,741                    --         47,518,435
   Class B .................................              --             474,373                    --          6,655,460
   Class D .................................              --           2,484,536                    --         34,882,889
                                                ------------        ------------         -------------      -------------
Total ......................................      44,316,207          56,064,195           558,563,314        829,635,243
                                                ------------        ------------         -------------      -------------
Cost of shares repurchased:
   Class A .................................      (8,795,798)         (9,287,625)         (112,240,212)      (142,825,418)
   Class B .................................        (661,551)           (570,218)           (8,090,060)        (8,232,601)
   Class D .................................      (6,088,761)         (5,658,913)          (73,516,590)       (81,513,938)
Exchanged into associated Funds:
   Class A .................................     (20,013,022)        (20,657,403)         (262,322,249)      (315,167,006)
   Class B .................................      (1,855,662)         (2,043,767)          (22,615,666)       (29,641,042)
   Class D .................................     (22,068,232)        (18,903,435)         (270,769,365)      (270,690,109)
                                                ------------        ------------         -------------      -------------
Total ......................................     (59,483,026)        (57,121,361)         (749,554,142)      (848,070,114)
                                                ------------        ------------         -------------      -------------
DECREASE IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS ...............     (15,166,819)         (1,057,166)         (190,990,828)       (18,434,871)
                                                ============        ============         =============      =============
DECREASE IN NET ASSETS .........................................................          (201,213,750)      (317,990,104)
NET ASSETS:
Beginning of period ............................................................           711,043,737      1,029,033,841
                                                                                         -------------      -------------
END OF PERIOD (including accumulated net investment loss of $4,994,235
  and $49,317, respectively) ...................................................          $509,829,987      $ 711,043,737
                                                                                          ============      =============

-------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS




1. MULTIPLE CLASSES OF SHARES -- Seligman Frontier Fund, Inc. (the "Fund") offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 1999, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended March 31, 1999, amounted to $208,110,173 and $340,767,610, respectively.

   At March 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $78,811,320 and $113,697,563, respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensa-

NOTES TO FINANCIAL STATEMENTS


tion of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund's average daily net assets and 0.85% per annum of the Fund's average daily net assets in excess of $750 million. The management fee reflected in the Statement of Operations represents 0.95% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $25,175 from sales of Class A shares after commissions of $196,409 were paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended March 31, 1999, fees incurred under the Plan aggregated $453,200, or 0.24% per annum of average daily net assets of Class A shares.

   Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended March 31, 1999, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $351,178 and $1,251,915, respectively.

   The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the six months ended March 31, 1999, such charges amounted to $69,702.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments retained by the Distributor, for the six months ended March 31, 1999, amounted to $8,324.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 1999, Seligman Services, Inc. received commissions of $3,139 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $24,642, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $964,850 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at March 31, 1999, of $53,936 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

NOTES TO FINANCIAL STATEMENTS



5. COMMITTED LINE OF CREDIT -- Effective July 1, 1998, the Fund terminated its $78 million committed line of credit and entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks.

   During the six-month period ended March 31, 1999, the Fund periodically borrowed from the credit facility. The average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $12,022,222 with a weighted interest rate of 5.28%. The maximum borrowing outstanding during the period was $21,000,000.

6. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. The Fund's transaction in the securities of these issuers during the six months ended March 31, 1999 is as follows:

                                          GROSS            GROSS
                           BEGINNING     PURCHASES         SALES AND        ENDING      REALIZED    DIVIDEND      ENDING
AFFILIATE                   SHARES     AND ADDITIONS      REDUCTIONS        SHARES     GAIN (LOSS)   INCOME        VALUE
----------                 --------    -------------      ----------        ------     -----------   ------      --------

Renex ..................    363,900        9,600              --            373,500        --          --       $1,680,750





                                       15



FINANCIAL HIGHLIGHTS



   The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges, and are not annualized for periods of less than one year.


                                                                                          CLASS A
                                                       -------------------------------------------------------------------------
                                                         SIX MONTHS                     YEAR ENDED SEPTEMBER 30,
                                                            ENDED      ---------------------------------------------------------
                                                           3/31/99      1998         1997        1996         1995        1994
                                                        ------------   ------       ------      ------       ------      ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $12.44      $17.55      $15.38       $14.04      $11.62       $12.83
                                                            ------      ------      ------       ------      ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .................................        (0.07)      (0.16)      (0.16)       (0.13)      (0.06)       (0.08)
Net realized and unrealized
  gain (loss) on investments ........................        (0.34)      (3.32)       3.20         1.95        3.87         1.10
                                                            ------      ------      ------       ------      ------       ------
TOTAL FROM INVESTMENT OPERATIONS ....................        (0.41)      (3.48)       3.04         1.82        3.81         1.02
                                                            ------      ------      ------       ------      ------       ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain ........           --       (1.63)      (0.87)       (0.48)      (1.39)       (2.23)
                                                            ------      ------      ------       ------      ------       ------
TOTAL DISTRIBUTIONS .................................           --       (1.63)      (0.87)       (0.48)      (1.39)       (2.23)
                                                            ------      ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD ......................       $12.03      $12.44      $17.55       $15.38      $14.04       $11.62
                                                            ======      ======      ======       ======      ======       ======

TOTAL RETURN:                                               (3.30)%    (21.32)%      21.19%       13.40%      36.80%        9.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ............       274,680    $379,945    $568,261     $523,737    $272,122      $58,478
Ratio of expenses to average net assets .............         1.56%+      1.47%       1.52%        1.56%       1.43%        1.34%
Ratio of net loss to average net assets .............       (1.07)%+    (1.05)%     (1.10)%      (0.91)%     (0.50)%      (0.87)%
Portfolio turnover rate .............................        31.33%      83.90%      97.37%       59.36%      71.52%      124.76%

                                                                                           CLASS B
                                                                   -------------------------------------------------------
                                                                                           YEAR ENDED
                                                                      SIX MONTHS          SEPTEMBER 30,         4/22/96*
                                                                        ENDED        -----------------------       TO
                                                                       3/31/99       1998          1997          9/30/96
                                                                   --------------    -----         -----        ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                                   $11.66       $16.68        $14.78         $14.55
                                                                       ------       ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                                     (0.11)       (0.27)        (0.27)         (0.11)
Net realized and unrealized gain (loss) on investments                  (0.31)       (3.12)         3.04           0.34
                                                                       ------       ------        ------         ------
TOTAL FROM INVESTMENT OPERATIONS                                        (0.42)       (3.39)         2.77           0.23
                                                                       ------       ------        ------         ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain                               --        (1.63)        (0.87)            --
                                                                       ------       ------        ------         ------
TOTAL DISTRIBUTIONS                                                        --        (1.63)        (0.87)            --
                                                                       ------       ------        ------         ------
NET ASSET VALUE, END OF PERIOD                                         $11.24       $11.66        $16.68         $14.78
                                                                       ======       ======        ======         ======
TOTAL RETURN:                                                          (3.60)%     (21.95)%        20.17%          1.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                               $55,851     $67,199       $69,869        $24,016
Ratio of expenses to average net assets                                  2.32%+       2.24%         2.30%          2.45%+
Ratio of net loss to average net assets                                (1.83)%+     (1.82)%       (1.88)%        (1.80)%+
Portfolio turnover rate                                                 31.33%       83.90%        97.37%         59.36%++


----------------------
See footnotes on page 17.

FINANCIAL HIGHLIGHTS

                                                                                          CLASS D
                                                       ------------------------------------------------------------------------
                                                         SIX MONTHS                    YEAR ENDED SEPTEMBER 30,
                                                            ENDED      --------------------------------------------------------
                                                           3/31/99      1998         1997        1996         1995        1994
                                                        ------------   ------       ------      ------       ------      ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                        $11.67      $16.69      $14.77       $13.61      $11.40       $12.80
                                                            ------      ------      ------       ------      ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                          (0.11)      (0.27)      (0.27)       (0.24)      (0.15)       (0.23)
Net realized and unrealized
  gain (loss) on investments                                 (0.32)      (3.12)       3.06         1.88        3.75         1.06
                                                            ------      ------      ------       ------      ------       ------
TOTAL FROM INVESTMENT OPERATIONS                             (0.43)      (3.39)       2.79         1.64        3.60         0.83
                                                            ------      ------      ------       ------      ------       ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain                    --       (1.63)      (0.87)       (0.48)      (1.39)       (2.23)
                                                            ------      ------      ------       ------      ------       ------
TOTAL DISTRIBUTIONS                                             --       (1.63)      (0.87)       (0.48)      (1.39)       (2.23)
                                                            ------      ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                              $11.24      $11.67      $16.69       $14.77      $13.61       $11.40
                                                            ======      ======      ======       ======      ======       ======

TOTAL RETURN:                                               (3.68)%    (21.94)%      20.32%       12.47%      35.53%        8.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                   $179,299    $263,900    $390,904     $337,327    $145,443       $9,318
Ratio of expenses to average net assets                       2.32%+      2.24%       2.30%        2.35%       2.29%        2.72%
Ratio of net loss to average net assets                     (1.83)%+    (1.82)%     (1.88)%      (1.70)%     (1.35)%      (2.25)%
Portfolio turnover rate                                      31.33%      83.90%      97.37%       59.36%      71.52%      124.76%

--------------------
*  Commencement of offering of shares.
+  Annualized.
++ For the year ended September 30, 1996.

See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS




THE BOARD OF DIRECTORS AND SHAREHOLDERS,

SELIGMAN FRONTIER FUND, INC.:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Frontier Fund, Inc. as of March 31, 1999, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended September 30, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Frontier Fund, Inc. as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
April 30, 1999

BOARD OF DIRECTORS






JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES, St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICIMutual Insurance Company

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. & W. Seligman & Co. Incorporated

----------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee

EXECUTIVE OFFICERS



WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

ARSEN MRAKOVCIC
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY



FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services

(800) 445-1777      Retirement Plan
                    Services

(212) 682-7600      Outside the
                    United States

(800) 622-4597      24-Hour Automated
                    Telephone Access
                    Service

GLOSSARY OF FINANCIAL TERMS




CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.



--------------------
Adapted from the Investment Company Institute's 1998 MUTUAL FUND FACT BOOK.

 This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of
    Seligman Frontier Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.





                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017



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